                                                                     EXHIBIT 4.2

                             SUPPLEMENTAL INDENTURE

      SUPPLEMENTAL INDENTURE ("Supplemental Indenture"), dated as of March 16, 2005, among Genesis HealthCare Corporation, a Pennsylvania corporation (the "Company"), the certain subsidiaries of the Company set forth on Schedule I attached hereto (each, a "Guaranteeing Subsidiary"), the other Guarantors (as defined in the Indenture referred to herein) party hereto and The Bank of New York, as trustee under the Indenture referred to below (the "Trustee").

                               W I T N E S S E T H

      WHEREAS, the Company has heretofore executed and delivered to the Trustee an indenture, dated as of October 28, 2003, as supplemented by that certain Supplemental Indenture dated as of January 20, 2004 (as supplemented, the "Indenture"), providing for the issuance of 8% Senior Subordinated Notes due 2013 (the "Notes");

      WHEREAS, the Indenture provides that under certain circumstances each Guaranteeing Subsidiary shall execute and deliver to the Trustee a supplemental indenture pursuant to which such Guaranteeing Subsidiary shall unconditionally Guarantee all of the Company's Obligations under the Notes and the Indenture on the terms and conditions set forth herein (the "Subsidiary Guarantee");

      WHEREAS, pursuant to Section 9.01 of the Indenture, the Trustee is authorized to execute and deliver this Supplemental Indenture; and

      WHEREAS, effective as of March 2, 2005, upon execution of the amended and restated Credit Agreement, the Guarantors set forth on Schedule II attached hereto were released from any Obligations under the Notes and the Indenture and such Guarantors are no longer parties to the Indenture (collectively, the "Released Guarantors").

      NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties mutually covenant and agree for the equal and ratable benefit of the Holders of the Notes as follows:

      1. CAPITALIZED TERMS. Capitalized terms used herein without definition shall have the meanings assigned to them in the Indenture.

      2. AGREEMENT TO GUARANTEE. Each Guaranteeing Subsidiary hereby agrees as follows:

                  (a) Along with all Guarantors named in the Indenture (other than the Released Guarantors), to jointly and severally Guarantee to each Holder of a Note authenticated and delivered by the Trustee and to the Trustee and its successors and assigns, the Notes or the obligations of the Company hereunder or thereunder, that:

                        (i) the principal of, and premium, if any, and interest
            on the Notes will be promptly paid in full when due, whether at maturity, by acceleration, redemption or otherwise, and interest on the overdue principal of and interest on the Notes, if any, if lawful, and all other obligations of the Company to the Holders or the Trustee hereunder or thereunder will be promptly paid in full or performed, all in accordance with the terms hereof and thereof; and

                        (ii) in case of any extension of time of payment or
            renewal of any Notes or any of such other obligations, that same will be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, whether at stated maturity, by acceleration or otherwise. Failing payment when due of any amount so Guaranteed or any performance so Guaranteed for whatever reason, the Guarantors shall be jointly and severally obligated to pay the same immediately.

                  (b) The obligations hereunder shall be unconditional,
            irrespective of the validity, regularity or enforceability of the Notes or the Indenture, the absence of any action to enforce the same, any waiver or consent by any Holder of the Notes with respect to any provisions hereof or thereof, the recovery of any judgment against the Company, any action to enforce the same or any other circumstance which might otherwise constitute a legal or equitable discharge or defense of a Guarantor.

                  (c) The following is hereby waived: diligence, presentment, demand of payment, filing of claims with a court in the event of insolvency or bankruptcy of the Company, any right to require a proceeding first against the Company, protest, notice and all demands whatsoever.

                  (d) This Subsidiary Guarantee shall not be discharged except by complete performance of the obligations contained in the Notes and the Indenture, and the Guaranteeing Subsidiary accepts all obligations of a Guarantor under the Indenture.

                  (e) If any Holder or the Trustee is required by any court or otherwise to return to the Company, the Guarantors, or any custodian, trustee, liquidator or other similar official acting in relation to either the Company or the Guarantors, any amount paid by either to the Trustee or such Holder, this Subsidiary Guarantee, to the extent theretofore discharged, shall be reinstated in full force and effect.

                  (f) The Guaranteeing Subsidiary shall not be entitled to any right of subrogation in relation to the Holders in respect of any obligations Guaranteed hereby until payment in full of all obligations Guaranteed hereby.

                  (g) As between the Guarantors, on the one hand, and the
            Holders and the Trustee, on the other hand, (x) the maturity of the obligations Guaranteed hereby may be accelerated as provided in
            Article 6 of the Indenture for the
            purposes of this Subsidiary Guarantee, notwithstanding any stay, injunction or other prohibition preventing such acceleration in respect of the obligations Guaranteed hereby, and (y) in the event of any declaration of acceleration of such obligations as provided in Article 6 of the Indenture, such obligations (whether or not due and payable) shall forthwith become due and payable by the Guarantors for the purpose of this Subsidiary Guarantee.

                  (h) The Guarantors shall have the right to seek contribution from any non-paying Guarantor so long as the exercise of such right does not impair the rights of the Holders under the Subsidiary Guarantee.

                  (i) Pursuant to Section 10.02 of the Indenture, after giving effect to any maximum amount and all other contingent and fixed liabilities that are relevant under any applicable Bankruptcy or fraudulent conveyance laws, and after giving effect to any collections from, rights to receive contribution from or payments made by or on behalf of any other Guarantor in respect of the obligations of such other Guarantor under Article 10 of the Indenture, this new Subsidiary Guarantee shall be limited to the maximum amount permissible such that the obligations of such Guarantor under this Subsidiary Guarantee will not constitute a fraudulent transfer or conveyance.

      3. EXECUTION AND DELIVERY. Each Guaranteeing Subsidiary agrees that the Subsidiary Guarantees shall remain in full force and effect notwithstanding any failure to endorse on each Note a notation of such Subsidiary Guarantee.

      4. GUARANTEEING SUBSIDIARY MAY CONSOLIDATE, ETC. ON CERTAIN TERMS.

                  (a) Each Guaranteeing Subsidiary may not sell or otherwise dispose of all substantially all of its assets to, or consolidate with or merge with or into (whether or not such Guarantor is the surviving Person) another Person, other than the Company or another Guarantor unless:

                        (i) immediately after giving effect to such transaction,
            no Default or Event of Default exists; and

                        (ii) either (A) subject to Sections 10.04 and 10.05 of
            the Indenture, the Person acquiring the property in any such sale or disposition or the Person formed by or surviving any such consolidation or merger unconditionally assumes all the obligations of that Guarantor, pursuant to a supplemental indenture in form and substance reasonably satisfactory to the Trustee, under the Notes, the Indenture and the Subsidiary Guarantee on the terms set forth herein or therein; or (B) the Net Proceeds of such sale or other disposition are applied in accordance with the applicable provisions of the Indenture, including without limitation, Section 4.10 thereof.

                  (b) In case of any such consolidation, merger, sale or
            conveyance and upon the assumption by the successor Person, by supplemental indenture, executed and delivered to the Trustee and satisfactory in form to the Trustee, of the Subsidiary Guarantee endorsed upon the Notes and the due and punctual performance of all of the covenants and conditions of the Indenture to be performed by the Guarantor, such successor Person shall succeed to and be substituted for the Guarantor with the same effect as if it had been named herein as a Guarantor. Such successor Person thereupon may cause to be signed any or all of the Subsidiary Guarantees to be endorsed upon all of the Notes issuable under the Indenture which theretofore shall not have been signed by the Company and delivered to the Trustee. All the Subsidiary Guarantees so issued shall in all respects have the same legal rank and benefit under the Indenture as the Subsidiary Guarantees theretofore and thereafter issued in accordance with the terms of the Indenture as though all of such Subsidiary Guarantees had been issued at the date of the execution hereof.

                  (c) Except as set forth in Articles 4 and 5 and Section 10.05 of Article 10 of the Indenture, and notwithstanding clauses (a) and
            (b) above, nothing contained in the Indenture or in any of the Notes shall prevent any consolidation or merger of a Guarantor with or into the Company or another Guarantor, or shall prevent any sale or conveyance of the property of a Guarantor as an entirety or substantially as an entirety to the Company or another Guarantor.

      5. RELEASES.

                  (a) In the event of any sale or other disposition of all or substantially all of the assets of any Guarantor, by way of merger, consolidation or otherwise, or a sale or other disposition of all of the Capital Stock of any Guarantor, in each case to a Person that is not (either before or after giving effect to such transaction) a Subsidiary of the Company, then such Guarantor (in the event of a sale or other disposition, by way of merger, consolidation or otherwise, of all of the Capital Stock of such Guarantor) or the corporation acquiring the property (in the event of a sale or other disposition of all or substantially all of the assets of such Guarantor) shall be released and relieved of any obligations under its Subsidiary Guarantee; provided that the Net Proceeds of such sale or other disposition are applied in accordance with the applicable provisions of the Indenture, including without limitation
            Section 4.10 of the Indenture. Upon delivery by the Company to the Trustee of an Officers' Certificate and an Opinion of Counsel to the effect that such sale or other disposition was made by the Company in accordance with the provisions of the Indenture, including without limitation Section 4.10 of the Indenture, the Trustee shall execute any documents reasonably required in order to evidence the release of any Guarantor from its obligations under its Subsidiary Guarantee.

                  (b) If the Company designates any Restricted Subsidiary that is a Guarantor as an Unrestricted Subsidiary in accordance with
            Section 4.18 of the Indenture, then such Guarantor shall be released and relieved of any Obligations under its Subsidiary Guarantee in accordance with the provisions of the Indenture.

                  (c) Upon the full and unconditional release of a Guarantee by a Subsidiary under all then outstanding Credit Facilities, then such Guarantor shall be released and relieved of any Obligations under its Subsidiary Guarantee in accordance with the provisions of the Indenture; provided, however, that in the event that any such Subsidiary thereafter Guarantees any Indebtedness of the Company under any Credit Facility (or if any released Guarantee under any Credit Facility is reinstated or renewed), then such Subsidiary shall be required to be a Guarantor by executing a supplemental indenture and providing the Trustee with an Officer's Certificate and an Opinion of Counsel.

                  (d) Any Guarantor not released from its obligations under its
            Subsidiary Guarantee shall remain liable for the full amount of principal of and interest on the Notes and for the other obligations of any Guarantor under the Indenture as provided in Article 10 of the Indenture.

      6. SUBORDINATION. The Notes and the Subsidiary Guarantees are subordinated to Senior Debt, as defined in the Indenture. To the extent provided in the Indenture, Senior Debt must be paid before the Notes may be paid. Each of the Company and the Guarantors agrees, and each Holder by accepting a Note and a Subsidiary Guarantee agrees, to the subordination provisions contained in the Indenture.

      7. NO RECOURSE AGAINST OTHERS. No past, present or future director, officer, employee, incorporator, shareholder of a Guaranteeing Subsidiary, as such, shall have any liability for any obligations of the Company or the Guaranteeing Subsidiary under the Notes, any Subsidiary Guarantees, the Indenture or this Supplemental Indenture or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder of the Notes by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for issuance of the Notes. Such waiver may not be effective to waive liabilities under the federal securities laws.

      8. NEW YORK LAW TO GOVERN. THIS SUPPLEMENTAL INDENTURE AND THE RIGHTS AND DUTIES OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

      9. COUNTERPARTS. The parties may sign any number of copies of this Supplemental Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.

      10. EFFECT OF HEADINGS. The Section headings herein are for convenience only and shall not affect the construction hereof.

      11. THE TRUSTEE. The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Supplemental Indenture or for or in respect of the recitals contained herein, all of which recitals are made solely by each Guaranteeing Subsidiary and the Company.

                         -SIGNATURES ON FOLLOWING PAGES-

      IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed, all as of the date first above written.

Dated: March 16, 2005

                           APPLE VALLEY OPERATING CORP.

                           GMA CONSTRUCTION, INC.

                           THE SARAH BRAYTON PARTNERSHIP HOLDING COMPANY, INC.

                           THE SOMERSET PARTNERSHIP HOLDINGS COMPANY, INC.

                           By: /s/ James V. McKeon
                               ---------------------------
                               James V. McKeon
                               Chief Financial Officer of the foregoing entities

                           LAKE WASHINGTON, LTD.
                             By: Lake Manor, Inc., its general partner

                           STAFFORD ASSOCIATES OF N.J., L.P.
                             By: Southern Ocean GP, LLC, its general partner

                           THE APPLE VALLEY LIMITED PARTNERSHIP
                             By: The Apple Valley Partnership Holding Company, Inc. and Apple Valley Operating Corp., its general partners

                           WESTFORD NURSING AND RETIREMENT CENTER,
                           LIMITED PARTNERSHIP
                             By: Westford Nursing and Retirement Center, Inc., its general partner

                           By: /s/ James V. McKeon
                               ------------------------------
                               James V. McKeon
                               Chief Financial Officer of the foregoing entities

                           SARAH BRAYTON GENERAL PARTNERSHIP
                             By: ADS Multicare Inc. and The Sarah Brayton
                             Partnership Holding Company, Inc., its general partners

                           By: /s/ James V. McKeon
                               ------------------------------
                               James V. McKeon
                               Chief Financial Officer

         [SIGNATURE PAGE TO SUPPLEMENTAL INDENTURE DATED MARCH 16, 2005]

                           RIVERVIEW RIDGE LIMITED LIABILITY COMPANY

                           SOUTHERN OCEAN GP, L.L.C.

                           By: /s/ James V. McKeon
                               ----------------------------------
                               James V. McKeon
                               Chief Financial Officer of the foregoing entities

                           SOMERSET RIDGE L.L.C.
                             By: Somerset Ridge General Partnership, its Manager
                               By: Solomont Family Fall River Venture, Inc.,
                                   its general partner
                               By: The Somerset Partnership Holding Company,
                                   Inc., its general partner

                                   By: /s/ James V. McKeon
                                       ----------------------------------
                                       James V. McKeon
                                       Chief Financial Officer

                           THE COMPANY

                             GENESIS HEALTHCARE CORPORATION

                             By: /s/ James V. McKeon
                                 -----------------------------------
                                 Name: James V. McKeon
                                 Title: Chief Financial Officer

                           THE GUARANTORS

                             ACADEMY NURSING HOME, INC.

                             ADS APPLE VALLEY, INC.

                             ADS CONSULTING, INC.

                             ADS DANVERS ALF, INC.

                             ADS DARTMOUTH ALF, INC.

                             ADS HINGHAM ALF, INC.

                             ADS HINGHAM NURSING FACILITY, INC.

         [SIGNATURE PAGE TO SUPPLEMENTAL INDENTURE DATED MARCH 16, 2005]

                                ADS HOME HEALTH, INC.

                                ADS MANAGEMENT, INC.

                                ADS PALM CHELMSFORD, INC.

                                ADS RECUPERATIVE CENTER, INC.

                                ADS RESERVOIR WALTHAM, INC.

                                ADS SENIOR HOUSING, INC.

                                ADS/MULTICARE, INC.

                                ANR, INC.

                                APPLEWOOD HEALTH RESOURCES, INC.

                                ASL, INC.

                                ASSISTED LIVING ASSOCIATES OF BERKSHIRE, INC.

                                ASSISTED LIVING ASSOCIATES OF LEHIGH, INC.

                                ASSISTED LIVING ASSOCIATES OF SANATOGA, INC.

                                BERKS NURSING HOMES, INC.

                                BRIGHTWOOD PROPERTY, INC.

                                BRINTON MANOR, INC.

                                BURLINGTON WOODS CONVALESCENT CENTER, INC.

                                CAREFLEET, INC.

                                CENTURY CARE MANAGEMENT, INC.

                                CHATEAU VILLAGE HEALTH RESOURCES, INC.

                                CHELTENHAM LTC MANAGEMENT, INC.

                                CHG INVESTMENT CORP., INC.

         [SIGNATURE PAGE TO SUPPLEMENTAL INDENTURE DATED MARCH 16, 2005]

                                CHNR-I, INC.

                                COLONIAL HALL HEALTH RESOURCES, INC.

                                CONCORD HEALTH GROUP, INC.

                                CONCORD SERVICE CORPORATION

                                CRESTVIEW CONVALESCENT HOME, INC.

                                CRESTVIEW NORTH, INC.

                                CRYSTAL CITY NURSING CENTER, INC.

                                CVNR, INC.

                                DAWN VIEW MANOR, INC.

                                DELM NURSING, INC.

                                DIANE MORGAN AND ASSOCIATES, INC.

                                DOVER HEALTHCARE ASSOCIATES, INC.

                                EIDOS, INC.

                                ELDERCARE RESOURCES CORP.

                                ELMWOOD HEALTH RESOURCES, INC.

                                ENCARE OF PENNYPACK, INC.

                                ENCARE OF QUAKERTOWN, INC.

                                ENCARE OF WYNCOTE, INC.

                                ENR, INC.

                                GENESIS ELDERCARE CENTERS - BELVEDERE, INC.

                                GENESIS ELDERCARE CENTERS - CHAPEL MANOR, INC.

                                GENESIS ELDERCARE CENTERS-HARSTON, INC.

         [SIGNATURE PAGE TO SUPPLEMENTAL INDENTURE DATED MARCH 16, 2005]

                                GENESIS ELDERCARE CENTERS - PENNSBURG, INC.

                                GENESIS ELDERCARE CORP.

                                GENESIS ELDERCARE DIAGNOSTIC SERVICES, INC.

                                GENESIS ELDERCARE HOME CARE SERVICES, INC.

                                GENESIS ELDERCARE HOSPITALITY SERVICES, INC.

                                GENESIS ELDERCARE LIVING FACILITIES, INC.

                                GENESIS ELDERCARE NATIONAL CENTERS, INC.

                                GENESIS ELDERCARE NETWORK SERVICES OF
                                  MASSACHUSETTS, INC.

                                GENESIS ELDERCARE NETWORK SERVICES, INC.

                                GENESIS ELDERCARE PARTNERSHIP CENTERS, INC.

                                GENESIS ELDERCARE PHYSICIAN SERVICES, INC.

                                GENESIS ELDERCARE PROPERTIES, INC.

                                GENESIS ELDERCARE REHABILITATION SERVICES, INC.

                                GENESIS ELDERCARE STAFFING SERVICES, INC.

                                GENESIS ELDERCARE TRANSPORTATION SERVICES, INC.

                                GENESIS HEALTH VENTURES OF ARLINGTON, INC.

                                GENESIS HEALTH VENTURES OF BLOOMFIELD, INC.

         [SIGNATURE PAGE TO SUPPLEMENTAL INDENTURE DATED MARCH 16, 2005]

                                GENESIS HEALTH VENTURES OF CLARKS SUMMIT, INC.

                                GENESIS HEALTH VENTURES OF INDIANA, INC.

                                GENESIS HEALTH VENTURES OF LANHAM, INC.

                                GENESIS HEALTH VENTURES OF MASSACHUSETTS, INC.

                                GENESIS HEALTH VENTURES OF NAUGATUCK, INC.

                                GENESIS HEALTH VENTURES OF NEW GARDEN, INC.

                                GENESIS HEALTH VENTURES OF POINT PLEASANT, INC.

                                GENESIS HEALTH VENTURES OF SALISBURY, INC.

                                GENESIS HEALTH VENTURES OF WAYNE, INC.

                                GENESIS HEALTH VENTURES OF WEST VIRGINIA, INC.

                                GENESIS HEALTH VENTURES OF WILKES-BARRE, INC.

                                GENESIS HEALTH VENTURES OF WINDSOR, INC.

                                GENESIS HEALTHCARE CENTERS HOLDINGS, INC.

                                GENESIS HEALTHCARE HOLDING COMPANY I, INC.

                                GENESIS HEALTHCARE HOLDING COMPANY II, INC.

                                GENESIS IMMEDIATE MED CENTER, INC.

                                GENESIS OF PALISADO AVENUE, INC.

         [SIGNATURE PAGE TO SUPPLEMENTAL INDENTURE DATED MARCH 16, 2005]

                                GENESIS PROPERTIES OF DELAWARE CORPORATION

                                GENESIS SELECTCARE CORP.

                                GENESIS/VNA PARTNERSHIP HOLDING COMPANY, INC.

                                GERIATRIC & MEDICAL COMPANIES, INC.

                                GERIATRIC AND MEDICAL INVESTMENTS CORPORATION

                                GERIATRIC AND MEDICAL SERVICES, INC.

                                GERI-MED CORP.

                                GLENMARK ASSOCIATES - DAWN VIEW MANOR, INC.

                                GLENMARK ASSOCIATES, INC.

                                GLENMARK PROPERTIES, INC.

                                GMA-BRIGHTWOOD, INC.

                                GMA-MADISON, INC.

                                GMA - UNIONTOWN, INC.

                                GMA PARTNERSHIP HOLDING COMPANY, INC.

                                GMC LEASING CORPORATION

                                GMC-LTC MANAGEMENT, INC.

                                GMS INSURANCE SERVICES, INC.

                                GOVERNOR'S HOUSE NURSING HOME, INC.

                                HEALTH RESOURCES OF ACADEMY MANOR, INC.

                                HEALTH RESOURCES OF BOARDMAN, INC.

                                HEALTH RESOURCES OF BROOKLYN, INC.

         [SIGNATURE PAGE TO SUPPLEMENTAL INDENTURE DATED MARCH 16, 2005]

                                HEALTH RESOURCES OF CEDAR GROVE, INC.

                                HEALTH RESOURCES OF CINNAMINSON, INC.

                                HEALTH RESOURCES OF COLCHESTER, INC.

                                HEALTH RESOURCES OF COLUMBUS, INC.

                                HEALTH RESOURCES OF CUMBERLAND, INC.

                                HEALTH RESOURCES OF ENGLEWOOD, INC.

                                HEALTH RESOURCES OF EWING, INC.

                                HEALTH RESOURCES OF FARMINGTON, INC.

                                HEALTH RESOURCES OF GARDNER, INC.

                                HEALTH RESOURCES OF GLASTONBURY, INC.

                                HEALTH RESOURCES OF GROTON, INC.

                                HEALTH RESOURCES OF LAKEVIEW, INC.

                                HEALTH RESOURCES OF LEMONT, INC.

                                HEALTH RESOURCES OF MARCELLA, INC.

                                HEALTH RESOURCES OF MIDDLETOWN (RI), INC.

                                HEALTH RESOURCES OF MORRISTOWN, INC.

                                HEALTH RESOURCES OF NORTH ANDOVER, INC.

                                HEALTH RESOURCES OF ROCKVILLE, INC.

                                HEALTH RESOURCES OF TROY HILLS, INC.

                                HEALTH RESOURCES OF WALLINGFORD, INC.

                                HEALTH RESOURCES OF WARWICK, INC.

                                HEALTH RESOURCES OF WESTWOOD, INC.

                                HEALTHCARE RESOURCES CORP.

                                HELSTAT, INC.

         [SIGNATURE PAGE TO SUPPLEMENTAL INDENTURE DATED MARCH 16, 2005]

                                HILLTOP HEALTH CARE CENTER, INC.

                                HMNH REALTY, INC.

                                HNCA, INC.

                                HORIZON ASSOCIATES, INC.

                                HORIZON MOBILE, INC.

                                HORIZON REHABILITATION, INC.

                                HR OF CHARLESTON, INC.

                                HRWV HUNTINGTON, INC.

                                INNOVATIVE HEALTH CARE MARKETING, INC.

                                KEYSTONE NURSING HOME, INC.

                                KNOLLWOOD MANOR, INC.

                                KNOLLWOOD NURSING HOME, INC.

                                LAKE MANOR, INC.

                                LAKEWOOD HEALTH RESOURCES, INC.

                                LAUREL HEALTH RESOURCES, INC.

                                LEHIGH NURSING HOMES, INC.

                                LIFE SUPPORT MEDICAL EQUIPMENT, INC.

                                LIFE SUPPORT MEDICAL, INC.

                                LRC HOLDING COMPANY, INC.

                                LWNR, INC.

                                MABRI CONVALESCENT CENTER, INC.

                                MANOR MANAGEMENT CORP. OF GEORGIAN MANOR, INC.

                                MARLINTON ASSOCIATES, INC.

         [SIGNATURE PAGE TO SUPPLEMENTAL INDENTURE DATED MARCH 16, 2005]

                                MARLINTON PARTNERSHIP HOLDING COMPANY, INC.

                                MCKERLEY HEALTH CARE CENTER-CONCORD, INC.

                                MCKERLEY HEALTH CARE CENTERS, INC.

                                MERIDIAN HEALTH, INC.

                                MERIDIAN HEALTHCARE INVESTMENTS, INC.

                                MERIDIAN HEALTHCARE, INC.

                                MHNR, INC.

                                MNR, INC.

                                MONTGOMERY NURSING HOMES, INC.

                                MULTICARE AMC, INC.

                                NURSING AND RETIREMENT CENTER OF THE ANDOVERS,
                                  INC.

                                OAK HILL HEALTH CARE CENTER, INC.

                                PHC OPERATING CORP.

                                PHILADELPHIA AVENUE CORPORATION

                                POCAHONTAS CONTINUOUS CARE CENTER, INC.

                                PRESCOTT NURSING HOME, INC.

                                PROSPECT PARK LTC MANAGEMENT, INC.

                                PROVIDENCE FUNDING CORPORATION

                                PROVIDENCE HEALTH CARE, INC.

                                REST HAVEN NURSING HOME, INC.

                                RHS MEMBERSHIP INTEREST HOLDING COMPANY

                                RIDGELAND HEALTH RESOURCES, INC.

         [SIGNATURE PAGE TO SUPPLEMENTAL INDENTURE DATED MARCH 16, 2005]

                                RIVERSHORES HEALTH RESOURCES, INC.

                                RLNR, INC.

                                ROSE HEALTHCARE, INC.

                                ROSE VIEW MANOR, INC.

                                RSNR, INC.

                                RVNR, INC.

                                S. T. B. INVESTORS, LTD.

                                SCHUYLKILL NURSING HOMES, INC.

                                SENIOR LIVING VENTURES, INC.

                                SENIOR SOURCE, INC.

                                SNOW VALLEY HEALTH RESOURCES, INC.

                                SOLOMONT FAMILY MEDFORD VENTURE, INC.

                                STAFFORD CONVALESCENT CENTER, INC.

                                STATE STREET ASSOCIATES, INC.

                                SVNR, INC.

                                THE ADS GROUP, INC.

                                THE APPLE VALLEY PARTNERSHIP HOLDING COMPANY,
                                  INC.

                                THE HOUSE OF CAMPBELL, INC.

                                THE MULTICARE COMPANIES, INC.

                                TMC ACQUISITION CORP.

                                TRI STATE MOBILE MEDICAL SERVICES, INC.

                                VALLEY MEDICAL SERVICES, INC.

                                VALLEY TRANSPORT AMBULANCE SERVICE, INC.

         [SIGNATURE PAGE TO SUPPLEMENTAL INDENTURE DATED MARCH 16, 2005]

                                VERSALINK, INC.

                                VILLAS REALTY & INVESTMENTS, INC.

                                WALNUT LTC MANAGEMENT, INC.

                                WAYSIDE NURSING HOME, INC.

                                WEISENFLUH AMBULANCE SERVICE, INC.

                                WEST PHILA. LTC MANAGEMENT, INC.

                                WESTFORD NURSING AND RETIREMENT CENTER, INC.

                                WILLOW MANOR NURSING HOME, INC.

                                WYNCOTE HEALTHCARE CORP.

                                YE OLDE AMBULANCE COMPANY, INC.

                                YORK LTC MANAGEMENT, INC.

                                By: /s/ James V. McKeon
                                    -------------------------------------------
                                    Name: James V. McKeon
                                    Title: Chief Financial Officer of each of
                                           the foregoing entities

                                ADS APPLE VALLEY LIMITED PARTNERSHIP
                                  By: ADS Apple Valley, Inc., its general
                                      partner

                                ADS HINGHAM LIMITED PARTNERSHIP
                                  By: ADS Hingham Nursing Facility, Inc., its
                                      general partner

                                ADS RECUPERATIVE CENTER LIMITED PARTNERSHIP
                                  By: ADS Recuperative Center, Inc., its general
                                      partner

                                BREVARD MERIDIAN LIMITED PARTNERSHIP
                                  By: Meridian Healthcare, Inc., its general
                                      partner

                                CARE HAVEN ASSOCIATES LIMITED PARTNERSHIP
                                  By: Glenmark Associates, Inc., its general
                                      partner

         [SIGNATURE PAGE TO SUPPLEMENTAL INDENTURE DATED MARCH 16, 2005]

                                CATONSVILLE MERIDIAN LIMITED PARTNERSHIP
                                  By: Meridian Healthcare, Inc. and Meridian
                                      Health, Inc., its general partners

                                CUMBERLAND ASSOCIATES OF RHODE ISLAND, L.P.
                                  By: Health Resources of Cumberland, Inc., its
                                      general partner

                                EASTON MERIDIAN LIMITED PARTNERSHIP
                                  By: Meridian Healthcare, Inc. and Meridian
                                      Health, Inc., its general partners

                                EDELLA STREET ASSOCIATES
                                  By: Genesis Health Ventures of Clarks Summit,
                                      Inc., its general partner

                                GENESIS ELDERCARE CENTERS I, L.P.
                                  By: Genesis Eldercare Partnership Centers,
                                      Inc., its general partner

                                GENESIS ELDERCARE CENTERS II, L.P.
                                  By: Genesis Eldercare Partnership Centers,
                                      Inc., its general partner

                                GENESIS ELDERCARE CENTERS III, L.P.
                                  By: Genesis Eldercare Partnership Centers,
                                      Inc., its general partner

                                GENESIS HEALTH VENTURES OF WEST VIRGINIA,
                                 LIMITED PARTNERSHIP
                                  By: Genesis ElderCare Network Services, Inc.
                                      and Genesis ElderCare Rehabilitation
                                      Services, Inc., its general partners

                                GENESIS PROPERTIES LIMITED PARTNERSHIP
                                  By: Genesis Health Ventures of Arlington,
                                      Inc., its general partner

                                GENESIS PROPERTIES OF DELAWARE LTD.
                                 PARTNERSHIP, L.P.
                                  By: Genesis Properties of Delaware
                                      Corporation, its general partner

         [SIGNATURE PAGE TO SUPPLEMENTAL INDENTURE DATED MARCH 16, 2005]

                                GLENMARK PROPERTIES I, LIMITED PARTNERSHIP
                                  By: Glenmark Associates, Inc., its general
                                      partner

                                GREENSPRING MERIDIAN LIMITED PARTNERSHIP
                                  By: Meridian Healthcare, Inc., its general
                                      partner

                                GROTON ASSOCIATES OF CONNECTICUT, L.P.
                                  By: Health Resources of Groton, Inc., its
                                      general partner

                                HAMMONDS LANE MERIDIAN LIMITED PARTNERSHIP
                                  By: Meridian Healthcare, Inc. and Meridian
                                      Health, Inc., its general partners

                                MCKERLEY HEALTH CARE CENTER-CONCORD
                                 LIMITED PARTNERSHIP
                                  By: McKerley Health Care Center-Concord, Inc.,
                                      its general partner

                                MERIDIAN/CONSTELLATION LIMITED PARTNERSHIP
                                  By: Meridian Healthcare, Inc., its general
                                      partner

                                MERIDIAN EDGEWOOD LIMITED PARTNERSHIP
                                  By: Meridian Healthcare, Inc., its general
                                      partner

                                MERIDIAN PERRING LIMITED PARTNERSHIP
                                  By: Meridian Healthcare, Inc., its general
                                      partner

                                MERIDIAN VALLEY LIMITED PARTNERSHIP
                                  By: Meridian Healthcare, Inc., its general
                                      partner

                                MERIDIAN VALLEY VIEW LIMITED PARTNERSHIP
                                  By: Meridian Healthcare, Inc., its general
                                      partner

                                MIDDLETOWN (RI) ASSOCIATES OF RHODE ISLAND, L.P.
                                  By: Health Resources of Middletown (RI), Inc.,
                                      its general partner

                                MILLVILLE MERIDIAN LIMITED PARTNERSHIP
                                  By: Meridian Healthcare, Inc., its general
                                      partner

         [SIGNATURE PAGE TO SUPPLEMENTAL INDENTURE DATED MARCH 16, 2005]

                                NORTH CAPE CONVALESCENT CENTER ASSOCIATES, L.P.
                                  By: Geriatric and Medical Services, Inc., its
                                      general partner

                                PHILADELPHIA AVENUE ASSOCIATES
                                  By: Philadelphia Avenue Corporation, its
                                      general partner

                                POINT PLEASANT HAVEN LIMITED PARTNERSHIP
                                  By: Glenmark Associates, Inc. and GMA
                                      Partnership Holding Company, Inc., its
                                      general partners

                                RALEIGH MANOR LIMITED PARTNERSHIP
                                  By: Glenmark Associates, Inc., its general
                                      partner

                                RIVER STREET ASSOCIATES
                                  By: Genesis Health Ventures of Wilkes-Barre,
                                      Inc., its general partner

                                ROMNEY HEALTH CARE CENTER, LTD., LIMITED
                                 PARTNERSHIP
                                  By: Glenmark Associates, Inc., its general
                                      partner

                                SEMINOLE MERIDIAN LIMITED PARTNERSHIP
                                  By: Meridian Health, Inc., its general partner

                                SISTERVILLE HAVEN LIMITED PARTNERSHIP
                                  By: Glenmark Associates, Inc., its general
                                      partner

                                STATE STREET ASSOCIATES, L.P.
                                  By: State Street Associates, Inc., its general
                                      partner

                                TEAYS VALLEY HAVEN LIMITED PARTNERSHIP
                                  By: Glenmark Associates, Inc., its general
                                      partner

                                THE STRAUS GROUP-HOPKINS HOUSE, L.P.
                                  By: Encare of Wyncote, Inc., its general
                                      partner

                                THE STRAUS GROUP-QUAKERTOWN MANOR, L.P.
                                  By: Encare of Quakertown, Inc., its general
                                      partner

                                THERAPY CARE SYSTEMS, L.P.
                                  By: Genesis ElderCare Rehabilitation Services,
                                      Inc., its general partner

         [SIGNATURE PAGE TO SUPPLEMENTAL INDENTURE DATED MARCH 16, 2005]

                         VOLUSIA MERIDIAN LIMITED PARTNERSHIP
                           By: Meridian Health, Inc., its general partner

                         WALLINGFORD ASSOCIATES OF CONNECTICUT, L.P.
                           By: Health Resources of Wallingford, Inc., its
                               general partner

                         WARWICK ASSOCIATES OF RHODE ISLAND, L.P.
                           By: Health Resources of Warwick, Inc., its general
                               partner

                         By: /s/ James V. McKeon
                             -----------------------------------------
                             Name: James V. McKeon
                             Title: Chief Financial Officer of the respective
                                    general partners of each of the foregoing
                                    entities

                         HOLLY MANOR ASSOCIATES OF NEW JERSEY, L.P.
                           By: Encare of Mendham, L.L.C., its general partner

                         MERCERVILLE ASSOCIATES OF NEW JERSEY, L.P.
                           By: Breyut Convalescent Center, L.L.C., its general
                               partner

                         POMPTON ASSOCIATES, L.P.
                           By: Pompton Care, L.L.C., its general partner

                         THE STRAUS GROUP-OLD BRIDGE, L.P.
                           By: Health Resources of Emery, L.L.C., its general
                               partner

                         THE STRAUS GROUP-RIDGEWOOD, L.P.
                           By: Health Resources of Ridgewood, L.L.C., its
                               general partner

                         By: Century Care Management, Inc., the manager of the
                            respective general partners of each of the foregoing entities

                         By: /s/ James V. McKeon
                             -----------------------------------------
                             Name: James V. McKeon
                             Title: Chief Financial Officer

         [SIGNATURE PAGE TO SUPPLEMENTAL INDENTURE DATED MARCH 16, 2005]

                         SOMERSET RIDGE LIMITED PARTNERSHIP
                           By: Somerset Ridge LLC, its general partner
                              By: Somerset Ridge General Partnership, its
                                  Manager
                              By: Solomont Family Fall River Venture, Inc.,
                                  its general partner

                           By: /s/ James V. McKeon
                               -----------------------------------------
                               Name: James V. McKeon
                               Title: Chief Financial Officer

                         ARCADIA ASSOCIATES
                           By: ADS/Multicare, Inc., its managing partner

                           By: /s/ James V. McKeon
                               ------------------------------
                               Name: James V. McKeon
                               Title: Chief Financial Officer

                         MCKERLEY HEALTH FACILITIES
                           By: Meridian Healthcare, Inc. and Meridian Health,
                               Inc., its partners

                           By: /s/ James V. McKeon
                               ------------------------------
                               Name: James V. McKeon
                               Title: Chief Financial Officer

                         SOMERSET RIDGE GENERAL PARTNERSHIP

                           By: Solomont Family Fall River Venture, Inc. and The Somerset Partnership Holding Company, Inc., its general partners

                           By: /s/ James V. McKeon
                               -----------------------------------
                               Name: James V. McKeon
                               Title: Chief Financial Officer

                           BREYUT CONVALESCENT CENTER, L.L.C.

                           ENCARE OF MENDHAM, L.L.C.

                           HEALTH RESOURCES OF BRIDGETON, L.L.C.

                           HEALTH RESOURCES OF CRANBURY, L.L.C.

         [SIGNATURE PAGE TO SUPPLEMENTAL INDENTURE DATED MARCH 16, 2005]

                            HEALTH RESOURCES OF EATONTOWN, L.L.C.

                            HEALTH RESOURCES OF EMERY, L.L.C.

                            HEALTH RESOURCES OF ENGLEWOOD, L.L.C.

                            HEALTH RESOURCES OF EWING, L.L.C.

                            HEALTH RESOURCES OF FAIR LAWN, L.L.C.

                            HEALTH RESOURCES OF JACKSON, L.L.C.

                            HEALTH RESOURCES OF RIDGEWOOD, L.L.C.

                            HEALTH RESOURCES OF SOUTH BRUNSWICK, L.L.C.

                            HEALTH RESOURCES OF WEST ORANGE, L.L.C.

                            POMPTON CARE, L.L.C.

                            ROEPHEL CONVALESCENT CENTER, L.L.C.

                            By: Century Care Management, Inc., the manager of
                               each of the foregoing entities

                            By: /s/ James V. McKeon
                                ------------------------------
                                Name: James V. McKeon
                                Title: Chief Financial Officer

                            GENESIS-GEORGETOWN SNF/JV, LLC

                            GLENMARK LIMITED LIABILITY COMPANY I

                            MILFORD ALF, LLC

                            RESPIRATORY HEALTH SERVICES LLC

                            By: /s/ James V. McKeon
                                --------------------------------
                                Name: James V. McKeon
                                Title: Chief Financial Officer

         [SIGNATURE PAGE TO SUPPLEMENTAL INDENTURE DATED MARCH 16, 2005]

                            SOMERSET RIDGE L.L.C.

                            By: Somerset Ridge General Partnership, its Manager
                              By: Solomont Family Fall River Venture, Inc., its
                                  general partner
                              By: The Somerset Partnership Holding Company,
                                  Inc., its general partner

                              By: /s/ James V. McKeon
                                  ----------------------------------
                                  Name: James V. McKeon
                                  Title: Chief Financial Officer

         [SIGNATURE PAGE TO SUPPLEMENTAL INDENTURE DATED MARCH 16, 2005]

                            THE BANK OF NEW YORK, as Trustee

                            By: /s/ Joseph Lloret
                                --------------------------------
                                Name: Joseph Lloret
                                Title: Assistant Treasurer

         [SIGNATURE PAGE TO SUPPLEMENTAL INDENTURE DATED MARCH 16, 2005]

                                                                      SCHEDULE I

                            Guaranteeing Subsidiaries

Apple Valley Operating Corp.
GMA Construction, Inc.
The Sarah Brayton Partnership Holding Company, Inc.
The Somerset Partnership Holding Company, Inc.
Lake Washington Ltd.
Stafford Associates of N.J., L.P.
The Apple Valley Limited Partnership
Westford Nursing and Retirement Center, L.P.
Sarah Brayton General Partnership
Riverview Ridge LLC
Southern Ocean GP, LLC
Somerset Ridge LLC

                                                                     SCHEDULE II

                               Released Guarantors

Health Resources of Solomont/Brookline, Inc.
Norristown Nursing and Rehabilitation Center Associates, L.P.
Therapy Care Systems, L.P.